Exhibit 10.1

[***] Certain portions of this exhibit have been omitted because they are not material and the registrant customarily and actually treats that information as private or confidential.

OMNIBUS AMENDMENT TO GS-CORECARD AGREEMENTS

This Omnibus Amendment to GS-CoreCard Agreements (this “Amendment”) is entered into effective as of July 1, 2023 (the “Amendment Effective Date”), by and between The Goldman Sachs Group, Inc. (“GS”), and CoreCard Software, Inc. (“CoreCard”) (each, a “Party” and together, the “Parties”).

GS and CoreCard hereby agree as follows:

1.	BACKGROUND AND DEFINED TERMS

(a)	GS-CoreCard Agreements. GS and CoreCard are parties to the following agreements, as they may have been previously amended:

(i)	Software License and Support Agreement effective as of October 16, 2018 (the “SLSA”);

(ii)	Master Professional Services Agreement effective as of August 1, 2019 (the “MPSA”);

(iii)	Schedule of Work No. 1 (Schedule of Work for Ongoing Services (Development)) effective as of August 1, 2019 and entered into pursuant to the MPSA (the “Development SOW”); and

(iv)	Schedule of Work No. 2 (Schedule of Work for Ongoing Services (Managed Services)) effective as of August 1, 2019 and entered into pursuant to the MPSA (the “Managed Services SOW”).

The agreements listed in the foregoing subsections (i) through (iv) are collectively the “GS-CoreCard Agreements”.

(b)

Amendment. Pursuant to Section 10.5 of the SLSA and Section 10.5 of the MPSA, the Parties desire to amend the GS-CoreCard Agreements as set forth in this Amendment. This Amendment hereby amends and revises the GS-CoreCard Agreements to incorporate the terms and conditions set forth in this Amendment. If there is a conflict between the terms of this Amendment and the terms of any GS-CoreCard Agreement, the terms of this Amendment will control. The relationship of the Parties will continue to be governed by the terms of the GS-CoreCard Agreements, as amended hereby.

(c)

Defined Terms. Capitalized terms used herein will have the meanings ascribed to them in the GS-CoreCard Agreements unless expressly defined herein. For clarity, references in this Amendment to “CoreCard” mean, as applicable, Licensor under the SLSA and Consultant under the MPSA, the Development SOW and the Managed Services SOW.

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2.	AMENDMENTS

(a)	Term Extensions.

(i)	SLSA. The Initial Support Services Term of the SLSA is extended until and through June 30, 2026.

(A)

Development SOW. The SOW Term of the Development SOW is extended until and through June 30, 2025. Thereafter, the SOW Term of the Development SOW will automatically renew for successive renewal terms of one (1) year each unless either Party provides the other Party with written notice of non-renewal at least nine (9) months prior to the end of the then-current term.

(B)

Managed Services SOW. The SOW Term of the Managed Services SOW is extended until and through June 30, 2025. Thereafter, the SOW Term of the Managed Services SOW will automatically renew for successive renewal terms of one (1) year each unless either Party provides the other Party with written notice of non-renewal at least nine (9) months prior to the end of the then-current term.

(b)	Code Base Access and Development. [***]

(c)	SLAs and Special SLAs.

(i)	Defined Terms.

(A)	“Contract Year” means each consecutive twelve (12) month period that commences on the Amendment Effective Date and each anniversary of the Amendment Effective Date.

(B)	“SLAs” means those performance standards and service levels set out in Attachment 1 to this Amendment.

(C)	“Special SLA Breach” means a circumstance where CoreCard fails to meet a Special SLA in a given month.

(D)	“Special SLA Surplus” means a circumstance where CoreCard meets or exceeds a Special SLA in a given month.

(E)

“Special SLA Value” means, for each Special SLA, the dollar value designated in Attachment 1 to this Amendment that will be used to calculate Special SLA Credits and Special SLA Payments for such Special SLA (which dollar value the Parties may change upon mutual written agreement, provided that the sum of all Special SLA Values will not exceed[***]).

(F)	“Special SLAs” means those SLAs in Attachment 1 to this Amendment that are designated as “Special SLAs”.

(ii)	SLAs.

(A)

Commencing on the Amendment Effective Date, and for the remainder of the Support Services Term of the SLSA and the SOW Term of the Managed Services SOW, as applicable, the SLAs in Attachment 1 to this Amendment supersede and replace: (1) the Service Levels set out in Exhibit B to the SLSA; and (2) the System KPIs and the Identification KPI set out in the Managed Services SOW.

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(B)

Subject to Section 2(c)(ii)(A) above, CoreCard will perform in accordance with the SLAs and the Special SLAs pursuant to this Amendment(including with respect to the calculation and provision of service level credits).

(C)	CoreCard will measure and provide formal reporting to GS on its performance against the SLAs on a monthly basis. CoreCard may rely on performance metrics from GS systems depending on the SLA type.

(iii)

Special SLAs Commencement; Measurement and Reporting. CoreCard will commence meeting the Special SLAs on the Amendment Effective Date. CoreCard will measure and provide formal reporting to GS on its performance against the Special SLAs on a monthly basis.

(iv)	Special SLA Breaches.

(A)

Upon the occurrence of a Special SLA Breach, CoreCard will: (1) investigate, assemble, and preserve pertinent information with respect to, and report on the causes of, the problem, including performing a root cause analysis of the problem(s) except to the extent i) otherwise excused by GS or ii) [***] (2) advise GS, as and to the extent requested by GS, of the status of remedial efforts being undertaken with respect to such problem; (3) minimize the impact of and correct the problem(s) and begin meeting the Special SLA; and (4) take appropriate preventive measures so that the problem does not recur.

(B)

If, for a given Special SLA, a Special SLA Breach occurs in a month, then CoreCard will provide GS with a service level credit on the next monthly invoice for CoreCard’s fees under the MPSA equal to the Special SLA Value for such Special SLA (the “Special SLA Credit”). Under no circumstances will the Special SLA Credits across all Special SLAs exceed [***] per any given month and [***]per any given Contract Year.

(C)	Special SLA Credits provided in a given Contract Year will reduce GS Claims Pool for such Contract Year.

(D)

If the Parties mutually determine that i) a Special SLA Breach occurred as a result of events or factors beyond the reasonable control of CoreCard, or ii) if a Special SLA Breach root cause is unknown at the time of measurement, or iii) a Special SLA is not measurable, [***] or (vii) a valid measurement of the SLA cannot be made, no Special SLA Credit will be due to GS for such Special SLA.

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(v)

Special SLA Surpluses. If, for a given Special SLA, a Special SLA Surplus occurs in each month during a rolling consecutive three (3) month period, then CoreCard may charge GS with an incentive amount on the next monthly invoice for CoreCard’s fees under the MPSA equal to the Special SLA Value for such Special SLA for each of the given consecutive months the Special SLA Surplus occurs (the “Special SLA Payment”). Under no circumstances will the Special SLA Payments across all Special SLAs exceed [***]per month and [***]per any given Contract Year.

(d)	Recovery of GS Direct Damages.

(i)	Defined Terms.

(A)

“GS Direct Damages” means any (1) fees paid to third parties [***], in each case incurred by GS or its Affiliates as a direct result of CoreCard’s failure to perform in accordance with any of the GS-CoreCard Agreements; [***]to perform in accordance with any of the GS-CoreCard Agreements.  For the avoidance of doubt, GS Direct Damages do not include either (i) time spent by GS employees or contractors in connection with the events giving rise to such GS Direct Damages, or [***].

(B)	“GS Claims Pool” means an aggregate amount equal to [***]per Contract Year.

(ii)

Recovery by GS. If GS or its Affiliates incur any GS Direct Damages, GS may, upon written notice and demand to CoreCard within one hundred twenty (120) days, recover from CoreCard amounts equal to such GS Direct Damages, less any Special SLA Credits provided to GS for the same event that gave rise to such GS Direct Damages. GS shall not seek such recovery with respect to any events causing GS Direct Damages of less than [***]; provided, however, GS shall have the right to seek recovery in connection with a series of related such events that equal an amount greater than [***] in the aggregate.  Such notice and demand will (A) provide a reasonable level of detail about the nature of the GS Direct Damages and how they are the direct result of CoreCard’s failures; and (B) specify whether the GS Direct Damages were incurred under the SLSA or the MPSA. CoreCard may dispute in good faith any such notice and demand in accordance with, as applicable, Section 10.7 of the SLSA or Section 10.7 of the MPSA. CoreCard otherwise will promptly pay GS amounts equal to such GS Direct Damages (the “Recovered GS Direct Damages”).

(iii)

Additional Terms. Any Recovered GS Direct Damages: (A) will reduce and will not exceed the GS Claims Pool for the relevant Contract Year; and (B) will reduce CoreCard’s aggregate liability to GS as set out in, as applicable, Section 7.6(a) of the SLSA or Section 7.6(a) of the MPSA. For clarity, the terms of this Section 2(d) are not intended to expand CoreCard’s liability obligations to GS under the SLSA and the MPSA or to limit any remedies available to GS under the SLSA or the MPSA.

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(e)	Fees.

(i)	Development SOW.

(A)

For clarity, during the SOW Term of the Development SOW, CoreCard will invoice all fees and charges under the Development SOW on a monthly basis in arrears only for Services actually performed during the relevant month.

(B)

For Services performed under the Development SOW on a time-and-materials basis, unless expressly authorized in writing by GS, CoreCard may not charge GS for more than [***] hours per day per each Consultant Personnel performing such Services (even if the individual performs in excess of [***] hours.

(C)

The additional Support Fees for existing and any future functional changes to Licensed Software developed under the Development SOW (“Development Support Fees”) will be capped at [***] per Contract Year and subject to an Annual Inflation Adjustment.

(ii)	Managed Services SOW. With respect to the Managed Services SOW:

(A)

Commencing on the Amendment Effective Date and for the remainder of the SOW Term for the Managed Services SOW, the fees and “time-and-materials” charging model described in Section III.A of the Managed Services SOW will no longer be in effect.

(B)

Commencing on the Amendment Effective Date and for the remainder of the SOW Term for the Managed Services SOW, CoreCard will invoice on a monthly basis, and GS will pay pursuant to the payment provisions of the GTC of the MPSA, the Fixed Managed Services Fee.

(C)

In consideration of GS’s payment of the Fixed Managed Services Fee, CoreCard will perform those managed Services that: (1) are described in the Managed Services SOW; (2) CoreCard is performing as of the Amendment Effective Date; (3) identifying, diagnosing, and correcting any Defects in the Licensed Software and remediating any Accounts adversely impacted by such Defects; and (4) are described in Attachment 2 to this Amendment (collectively, the “Managed Services Scope”). For clarity, Attachment 2 to this Amendment sets out certain functions that are expressly included and other functions that are expressly excluded from the Managed Services Scope.

(D)	“Fixed Managed Services Fee” means an amount equal to [***] per month, subject to an Annual Inflation Adjustment.

(E)

As described in Section 6(b) of the MPSA, CoreCard will continue to require its personnel to record time and hours worked on the Managed Services Scope in CoreCard’s time tracking system (the “Managed Services Tracked Hours”). CoreCard will not be required to share the Managed Services Tracked Hours with GS except as described in subsection (F)(3) below.

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(F)	If there is a material increase or a material decrease to the Managed Services Scope that is expected to continue on a sustained and ongoing basis, the following terms will apply:

(1)        For any such material increase, CoreCard will use commercially reasonable efforts to perform the increased scope by using existing CoreCard personnel and resources such that an increase in the Fixed Managed Services Fee is either not necessary or as minimal as practicable;

(2)         Subject to the foregoing subsection (F)(1), the Parties will agree to an increase or decrease, as applicable, to the Fixed Managed Services Fee on a going-forward basis pursuant to the change management terms of Section 2.6 of the MPSA and the terms of the following subsection (F)(3).

(3)         Such increase or decrease to the Fixed Managed Services Fee will be calculated with reference to: (a) the increased or decreased labor activity of CoreCard personnel (including with respect to changes in personnel mix and hours worked) as reflected in changes to the Managed Services Tracked Hours; and (b) the value of such change in labor activity as determined by applying the time-and-materials rates for Managed Services under the MPSA that are in effect as of the Amendment Effective Date (and for clarity, such rates will have no other purpose under the GS-CoreCard Agreements). Based on the foregoing, CoreCard will propose for GS’s view and comment CoreCard’s proposed changes to the Managed Services Scope and the Fixed Managed Services Fee, which proposal will include a breakdown of increased or decreased hours and related information reflected in the Managed Services Tracked Hours.

(4)         All such changes to the Managed Services Scope and the Fixed Managed Services Fee will be documented by the Parties in an amendment executed by the Parties.

(G)

Unless otherwise agreed upon by the Parties in connection with renewal discussions, subject to Section 2(e)(ii)(F) above and otherwise notwithstanding anything to the contrary in this Amendment or the GS-CoreCard Agreements, the Parties agree that (1) the Fixed Managed Services Fee, the Development Support Fees, and the Support Fee under the SLSA fully compensate CoreCard for its support, maintenance and operational management of the Licensed Software and the Licensed Software’s operating environment, including with respect to the correction of all Defects, code fixes, and non-code-related incidents (i.e., those related to equipment and related systems) as described in the GS-CoreCard Agreements, inclusive of Attachment 2 (Managed Services) to this Amendment; and (2) CoreCard will not seek additional amounts from GS with respect to such support, maintenance and management. The Parties acknowledge and agree that the foregoing does not affect GS’s obligations to pay CoreCard (i) the Installment Loan Amount pursuant to Section 3(b)(vi) of Exhibit A to the SLSA, (ii) the Network Compliance Fee pursuant to Section 6 of Exhibit A to the SLSA, (iii) any fees owed pursuant to the Development SOW, or (iv) any preapproved pass-through expenses.

(f)	Data Protection. The Data Protection Addendums in both the SLSA and the MPSA are hereby replaced by the Data Protection Addendum set forth in Attachment 3 to this Amendment.

(g)	[***]

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(h)

Terms upon Change of Control of CoreCard. Upon a Change of Control (as defined in both the SLSA and the MPSA), CoreCard will use commercially reasonable efforts to maintain on the GS account for a period of [***] months after such Change of Control all CoreCard personnel who are designated as Key Personnel under any of the GS-CoreCard Agreements.

(i)	Transition Assistance. Section 9.4(b)(iii) of the MPSA is hereby deleted in its entirety and replaced with the following:

Consultant shall, at GS’s cost and expense, and at the rates in effect at the time of termination or expiration, work with GS and any replacement vendor(s) or other third parties as directed by GS, to ensure a smooth transition of Services to GS or a third party [***]

(j)	[***]

(k)

Notice Prior to Assignment. GS shall use commercially reasonable efforts to provide CoreCard ninety (90) days’ notice prior to exercising its rights to assign the GS-CoreCard Agreements, in whole or in part, pursuant to Section 10.1(a) of the SLSA or Section 10.1 of the MPSA.

(l)	Issue Tracking System.

(i)	Section 2(b)(i) of Exhibit B to the SLSA is hereby deleted in its entirety and replaced with the following:

Via GS’s issue tracking system: [***]

(ii)	All references to “CoreTrack” in Exhibit B to the SLSA are hereby replaced with [***]

3.	ENTIRE AGREEMENT

This Amendment and the GS-CoreCard Agreements constitute the entire agreement between the Parties in connection with the subject matter of this Amendment and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties related to the subject-matter hereof.

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IN WITNESS WHEREOF, GS and CoreCard have caused this Amendment to be executed by their duly authorized representatives, effective as of the Amendment Effective Date.

THE GOLDMAN SACHS GROUP, INC.		CORECARD SOFTWARE, INC.

By:	/s/ Elizabeth Overbay	By:	/s/ J. Leland Strange

Name:	Elizabeth Overbay	Name:	J. Leland Strange

Title:	Authorized Signatory	Title:	CEO

Date:	July 17, 2023	Date:	July 20, 2023

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ATTACHMENT 1

SLAS

[***]

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ATTACHMENT 2

MANAGED SERVICES

[***]

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ATTACHMENT 3

DATA PROTECTION ADDENDUM

[***]

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SCHEDULE 1 TO ATTACHMENT 3

TECHNICAL AND ORGANIZATIONAL MEASURES ADDENDUM

[***]

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